Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Amedisys, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2022 (the “Report”), I, Paul B. Kusserow, Chief Executive Officer of the Company, hereby certify to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.
Date: February 16, 2023

/S/ Paul B. Kusserow
Paul B. Kusserow
Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)